                                                               File No. 33-73140
                                                               811-8220

    As filed with the Securities and Exchange Commission on February 27, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 11

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 12

                              NORTHSTAR VARIABLE TRUST
                              --------------------

               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                                 --------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                Two Pickwick Plaza, Greenwich, Connecticut 06830
                ------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                            Jeffrey L. Steele, Esq.
                            Dechert Price & Rhoads
                            1775 Eye Street, N.W.
                         Washington, D.C. 20006-2401

                    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

                    immediately upon filing pursuant to paragraph (b)
               ----
                    on [date] pursuant to paragraph (b)
               ----
                    60 days after filing pursuant to paragraph (a)(1)
               ----
                    on [date] pursuant to paragraph (a)(1)
               ----
                    75 days after filing pursuant to paragraph (a)(2)
               ----
                X    on April 30, 1998 pursuant to paragraph (a)(2) of Rule 485.
               ----

If appropriate, check the following box:

               this post-effective amendment designates a new effective
          -----
               date for a previously filed post-effective amendment.

__________________________________________________________________________

                             NORTHSTAR VARIABLE TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A




     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Programs;
                                             Investment Objectives and Policies;
                                             Other Investment Strategies
                                             and Techniques; Risk Factors;
                                             General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                             NORTHSTAR VARIABLE TRUST
                              CROSS REFERENCE SHEET
                                     PART B

     FORM N-1A                               CAPTION IN STATEMENT OF
                                             ADDITIONAL INFORMATION

     10.  Cover Page                         Cover Page

     11.  Table of Contents                  Table of Contents

     12.  General Information & History      Cover Page; Other Information

     13.  Investment Objectives & Policies   Cover Page; Investment Objectives
                                             and Policies; Investment
                                             Restrictions; Other Investment
                                             Techniques

     14.  Management of the Fund             Trustees and Officers

     15.  Control Persons and Principal      N/A
          Holders of Securities

     16.  Investment Advisory and            Services of the Adviser and
          Other Services                     Administrator; Services of the
                                             Subadviser

     17.  Brokerage Allocation and           Portfolio Transactions and
          Other Practices                    Brokerage Allocation; Portfolio
                                             Turnover

     18.  Capital Stock and Other Securities Purchases, Redemptions and
                                             Exchange Transactions

     19.  Purchases, Redemptions and         Net Asset Value; Purchases,
          Pricing                            Redemption and Exchange
                                             Transaction; Dividends and
                                             Distributions

     20.  Tax Status                         Federal Income Tax Status

     21.  Underwriter                        Not Applicable

     22.  Calculation of Performance Data    Performance Information

     23.  Financial Statements               Financial Statements

                                     PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS                                                        APRIL 30, 1998

                            NORTHSTAR VARIABLE TRUST


                           NORTHSTAR GROWTH PORTFOLIO
                    NORTHSTAR INTERNATIONAL VALUE PORTFOLIO
                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                     NORTHSTAR MULTI-SECTOR BOND PORTFOLIO
                      NORTHSTAR HIGH YIELD BOND PORTFOLIO


Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827


Northstar Growth Portfolio, Northstar International Value Portfolio, Northstar Income and Growth Portfolio, Northstar Multi-Sector Bond Portfolio and Northstar High Yield Bond Portfolio (the "Portfolios") are five diversified investment portfolios comprising series of the Northstar Variable Trust (formerly "Northstar/NWNL Trust"), an open-end, series, management investment company which Northstar Investment Management Corporation (the "Adviser" or "Northstar") serves as investment adviser to. The Northstar Growth Portfolio is sub-advised by Navellier Portfolio Management, Inc. The International Value Portfolio is sub-advised by Brandes Investment Partners, L.P. This Prospectus sets forth basic information about the Trust and the Portfolios that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information ("SAI"), dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI is available without charge upon request to the Trust at the address or telephone number set forth above.



     Shares of the Portfolios are offered at net asset value and currently are sold to segregated asset accounts ("Variable Accounts") of ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company ("Northern"), and ReliaStar Bankers Security Life Insurance Company ("BSL") (collectively the "Affiliated Insurance Companies") to serve as an investment medium for variable annuity or variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The Variable Accounts of ReliaStar Life Insurance Company ("ReliaStar"), Northern and BSL invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



     NORTHSTAR GROWTH PORTFOLIO ("GROWTH PORTFOLIO") is a diversified portfolio with an investment objective of seeking long-term capital growth primarily through investments in equity securities of companies that are believed to provide above average potential for capital appreciation.



     NORTHSTAR INTERNATIONAL VALUE PORTFOLIO ("INTERNATIONAL VALUE PORTFOLIO") is a diversified portfolio with an investment objective of long-term capital appreciation. The Portfolio will seek to achieve this objective by primarily investing in equity securities of foreign issuers with market capitalizations greater than $1 billion.



     NORTHSTAR INCOME AND GROWTH PORTFOLIO ("INCOME AND GROWTH PORTFOLIO") is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Portfolio will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and/or capital appreciation.



     NORTHSTAR MULTI-SECTOR BOND PORTFOLIO ("MULTI-SECTOR PORTFOLIO") is a diversified portfolio with an investment objective of maximizing current income. The Portfolio will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) investment grade corporate debt securities
(c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment. See "Risk Factors".



     NORTHSTAR HIGH YIELD BOND PORTFOLIO ("HIGH YIELD PORTFOLIO") is a diversified portfolio with an investment objective of seeking high income by investing predominantly in high yield-high risk lower-rated U.S.
dollar-denominated debt securities. It is the Portfolio's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



     THE HIGH YIELD PORTFOLIO WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED HIGH YIELD-HIGH RISK BONDS, COMMONLY KNOWN AS "JUNK BONDS," AND THE MULTI-SECTOR PORTFOLIO MAY INVEST UP TO 50% OF ITS ASSETS IN THESE SECURITIES. THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. THE INTERNATIONAL VALUE PORTFOLIO INVESTS IN FOREIGN SECURITIES WHICH MAY BE MORE VOLATILE AND MORE DIFFICULT TO SELL THAN U.S. INVESTMENTS AND MAY INVOLVE ADDITIONAL RISKS AS DISCUSSED IN THIS PROSPECTUS. INVESTMENT IN THESE PORTFOLIOS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE PORTFOLIOS. SEE "RISK FACTORS -- HIGH YIELD SECURITIES" AND "RISK FACTORS -- FOREIGN SECURITIES".


     THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                                              PAGE
                                                                                                              ----

Financial Highlights.......................................................................................     3

Investment Programs........................................................................................     4

Investment Objectives and Policies.........................................................................     4

Risk Factors...............................................................................................     8

Other Investment Strategies and Techniques.................................................................    10

Performance Information....................................................................................    12

How Net Asset Value is Determined..........................................................................    12

Management of the Portfolios...............................................................................    13

Purchase of Shares.........................................................................................    18

Redemption of Shares.......................................................................................    18

Dividends, Distributions and Taxes.........................................................................    18

General Information........................................................................................    19

Appendix...................................................................................................   A-1


     NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

                 NORTHSTAR VARIABLE TRUST FINANCIAL HIGHLIGHTS


     The financial highlights for the Trust set forth below present certain information and ratios as well as performance information about each series of the Trust for a share outstanding throughout each year or portion thereof.(1) This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1997 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997 and incorporated by reference in the SAI, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the SAI and should be read in conjunction with the related audited financial statements and notes thereto.


                                                                PERIOD ENDED DECEMBER 31,
                          -----------------------------------------------------------------------------------------------------
                                                                     INTER-
                                                                    NATIONAL
                                                                      VALUE                                            MULTI-SECTOR
                                     GROWTH PORTFOLIO               PORTFOLIO        INCOME AND GROWTH PORTFOLIO         PORTFOLIO
                          ---------------------------------------   ---------   --------------------------------------   ------
                           1997      1996    1995      1994(1)       1997(1)     1997     1996    1995      1994(1)       1997
                          -------   ------   -----       ---        ---------   ------   ------   -----       ---        ------
Net Asset Value,
 beginning of period....  $ 14.08    11.56   10.04       10.00         10.00     11.72    11.39    9.92       10.00        5.25
Income from investment
 operations:
 Net investment
 income.................     0.09     0.08    0.20        0.16          0.03      0.44     0.40    0.37        0.20        0.40
 Net realized and
 unrealized gain
 (loss).................     1.95     2.57    2.27        0.19          0.10      1.36     1.15    1.73       (0.01)      (0.08)
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
 Total from investment
 operations.............     2.04     2.65    2.47        0.35          0.13      1.80     1.55    2.10        0.19        0.32
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
Less distributions:
 Dividends declared from
 net investment
 income.................    (0.10)   (0.09)  (0.19)      (0.16)        (0.03)    (0.44)   (0.41)  (0.37)      (0.20)      (0.40)
 Dividends from net
 realized gains.........    (0.17)   (0.04)  (0.76)      (0.15)         0.00     (0.08)   (0.81)  (0.26)      (0.07)      (0.03)
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
 Total distributions....    (0.27)   (0.13)  (0.95)      (0.31)        (0.03)    (0.52)   (1.22)  (0.63)      (0.27)      (0.43)
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
Net Asset Value, end of
 period.................  $ 15.85    14.08   11.56       10.04         10.10     13.00    11.72   11.39        9.92        5.14
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
Total Return............  % 14.66    22.99   24.78        3.47          1.30     15.81    13.80   21.39        2.02        6.15
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
Ratios/supplemental
 data:
 Net assets end of
 period (thousands).....  $32,156   15,564   3,813       2,701         5,937    21,531   12,579   7,410       3,595      10,548
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------

 Ratio of expenses to
 average net assets.....  %  0.80     0.80    0.80        1.00(2)       0.80      0.80     0.80    0.80        1.00(2)     0.80
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------

 Ratio of expense
 reimbursement to
 average net assets.....  %  0.29     0.90    1.24        1.45(2)       1.81      0.31     0.60    0.94        1.43(2)     0.56
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------

 Ratio of net investment
 income to average net
 assets.................  %  0.70     0.65    1.77        2.31(2)       0.97      3.72     3.67    3.63        3.11(2)     8.31
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
 Portfolio Turnover
 Rate...................  %   178      161     123          61             5        55      129      74          45         163
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
                          -------   ------   -----         ---      ---------   ------   ------   -----         ---      ------
Average Commissions Per
 Share..................   0.0359   0.0414      --          --        0.0263    0.0598   0.0401      --          --      0.0000


                                                          HIGH YIELD PORTFOLIO
                                                  -------------------------------------
                          1996    1995    1994(1)  1997    1996    1995      1994(1)
                          -----   -----   -----   ------   -----   -----       ---
Net Asset Value,
 beginning of period....   5.14    4.85    5.00     5.27    5.04    4.69        5.00
Income from investment
 operations:
 Net investment
 income.................   0.41    0.42    0.23     0.40    0.45    0.50        0.28
 Net realized and
 unrealized gain
 (loss).................   0.21    0.29   (0.15)    0.07    0.32    0.34       (0.31)
                          -----   -----   -----   ------   -----   -----         ---
 Total from investment
 operations.............   0.62    0.71    0.08     0.47    0.77    0.84       (0.03)
                          -----   -----   -----   ------   -----   -----         ---
Less distributions:
 Dividends declared from
 net investment
 income.................  (0.41)  (0.42)  (0.23)   (0.40)  (0.45)  (0.49)      (0.28)
 Dividends from net
 realized gains.........  (0.10)     --      --    (0.04)  (0.09)     --          --
                          -----   -----   -----   ------   -----   -----         ---
 Total distributions....  (0.51)  (0.42)  (0.23)   (0.44)  (0.54)  (0.49)      (0.28)
                          -----   -----   -----   ------   -----   -----         ---
Net Asset Value, end of
 period.................   5.25    5.14    4.85     5.30    5.27    5.04        4.69
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
Total Return............  12.53   14.97    1.41     9.00   15.75   18.55       (0.95)
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
Ratios/supplemental
 data:
 Net assets end of
 period (thousands).....  6,277   3,766   2,716   12,606   6,619   4,773       2,588
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
 Ratio of expenses to
 average net assets.....   0.80    0.80    1.00(2)   0.79   0.80    0.80        1.00(2)
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
 Ratio of expense
 reimbursement to
 average net assets.....   0.88    1.26    1.41(2)   0.56   0.93    1.31        1.55(2)
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
 Ratio of net investment
 income to average net
 assets.................   8.38    8.52    7.03(2)   8.44   8.72   10.61        8.62(2)
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
 Portfolio Turnover
 Rate...................    121      83      29      152     159     157          62
                          -----   -----   -----   ------   -----   -----         ---
                          -----   -----   -----   ------   -----   -----         ---
Average Commissions Per
 Share..................     --      --      --       --   0.0547    --           --


---------------


(1) The Growth, Income and Growth, Multi-Sector and High Yield Portfolios commenced operations on May 6, 1994. The International Value Portfolio commenced operations on August 8, 1997.



(2) Annualized

                              INVESTMENT PROGRAMS


     Northstar Variable Trust (the "Trust") is a Massachusetts business trust organized as an open-end, diversified, series, management investment company. Currently the Trust offers five series comprising five separate investment portfolios -- Northstar Growth Portfolio, Northstar International Value Portfolio, Northstar Income and Growth Portfolio, Northstar Multi-Sector Bond Portfolio and Northstar High Yield Bond Portfolio (the "Portfolios"). Each of the Portfolios has its own investment objective and investment policies as described below. The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of any of the Portfolios, as described in this Prospectus and the SAI, without shareholder approval, except in those instances where shareholder approval is expressly required.



     The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Portfolio. There can, of course, be no assurance that each Portfolio will achieve its investment objective since all investments are inherently subject to market risks.


                       INVESTMENT OBJECTIVES AND POLICIES


     NORTHSTAR GROWTH PORTFOLIO. The Portfolio's investment objective is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. The Portfolio invests primarily in companies the portfolio manager identifies as either GROWTH or VALUE through quantitative analysis. Growth companies have above average earnings or sales growth and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios, higher earnings or dividend yields and higher returns on equity. The percentage of Portfolio assets allocated to the two different kinds of companies varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.



     Securities in which the Portfolio will normally invest include common stocks, preferred stocks, and securities convertible into common stock, and the Portfolio may also invest in warrants and options to purchase common stocks. Under normal conditions, the Portfolio does not intend to invest more than 35% of its assets in convertible securities. The Portfolio may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium-sized companies with above average earnings growth potential relative to market value.



     Investing in equity securities of small and medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. Although the Portfolio will invest predominantly in equity and equity-related securities, it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Sub-Adviser, prevailing market, financial or economic conditions warrant. Although the Portfolio selects securities for long-term investment, the Portfolio may engage in short-term transactions.



     The Portfolio may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. securities exchange. The Portfolio normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors -- Foreign Securities".



     NORTHSTAR INTERNATIONAL VALUE PORTFOLIO. The Portfolio's investment objective is long-term capital appreciation. The Portfolio invests primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Portfolio may invest up to 25% of its total assets in small capitalization companies. Small capitalization companies are those with capitalization of $1 billion or less. Investments in small capitalization companies while generally providing greater growth potential than investments in companies with larger capitalizations, also entail greater risks. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. Because the Portfolio applies a U.S. size standard on a global basis, it may invest in issuers which might, in some countries, rank among the largest companies in terms of capitalization.



     Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities of issuers located in at least three countries other than the United States. Countries in which the Portfolio may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia and Asia. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. It is anticipated that securities generally will be purchased in the form of common stock, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs, EDRs and GDRs, which may be sponsored or unsponsored, are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. The issuers of securities underlying unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, accordingly, there may not be a correlation between such information and the market value of the Depository Receipts.



     The Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Sub-Adviser is generally considered a developing country by the international financial community. See "Risk Factors -- Foreign Securities".



     In seeking out foreign securities for purchase, the Sub-Adviser does not attempt to match the security allocations of foreign stock market indices. Therefore, the Portfolio's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Sub-Adviser may choose not to invest the Portfolio's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Sub-Adviser may invest the Portfolio's assets in countries whose representation in such an index may be small or non-existent. The Sub-Adviser selects stocks for the Portfolio based on their individual merits and not necessarily on their geographic locations.



     NORTHSTAR INCOME AND GROWTH PORTFOLIO. The Portfolio's investment objective is to seek current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Portfolio will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks, and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Sub-Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stocks, preferred stocks, other equity-related securities, and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Under normal conditions, the Portfolio does not intend to invest more than 35% of its assets in convertible securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Portfolio invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Portfolio will typically be of large well-established companies, but may also include to a lesser extent small capitalization companies selected for their growth potential. Debt securities purchased by the Portfolio will only be securities rated investment grade (I.E., in the top four rating categories of Moodys or S&P) at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Portfolio may nevertheless retain the security.



     The Portfolio may invest up to 20% of its net assets in the securities of foreign issuers, not more than 10% of which shall be in issuers whose securities are not listed on a U.S. securities exchange. The Portfolio normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors -- Foreign Securities".


     NORTHSTAR MULTI-SECTOR BOND PORTFOLIO. The Portfolio's investment objective is to maximize current income consistent with the preservation of capital. The Portfolio will seek to achieve its objective by investing in four sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) corporate debt securities rated investment grade at the time of purchase ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). See the Appendix for a description of bond ratings. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in these four sectors. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "High Yield Bonds" on page six. The Portfolio's assets generally will be invested in each market sector but the Portfolio may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Portfolio will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Portfolio's assets will be invested in Foreign Bonds, including foreign High Yield Bonds), and the Portfolio may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Portfolio, resulting in fluctuations of the Portfolio's net asset value.



     The following is a description of the four sectors in which the Portfolio invests:



     U.S. GOVERNMENT BONDS. The U.S. Government Bonds in which the Portfolio may invest are (1) U.S. Treasury obligations such as bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Portfolio may invest in U.S. Government Bonds denominated in foreign currencies and may invest in pass-through securities that are derived from mortgages. See "Other Investment Strategies and
Techniques -- Mortgage-Backed Securities".



     WITH RESPECT TO OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES, AUTHORITIES AND INSTRUMENTALITIES, GUARANTEES AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST DO NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO'S SHARES. THE MARKET VALUE OF U.S. GOVERNMENT BONDS FLUCTUATES AS INTEREST RATES CHANGE.



     INVESTMENT GRADE BONDS. The Portfolio may invest in all types of long- and short-term debt obligations of U.S. issuers denominated in U.S. dollars and in foreign currencies. Investment Grade Bonds will be rated in the top four rating categories of Moody's or S&P, or deemed to be of comparable quality by the Adviser if the securities are unrated. Securities rated Baa or BBB (the lowest investment grade category) are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations. For a more complete description of ratings, see the Appendix.



     FOREIGN BONDS. The Foreign Bonds in which the Portfolio may invest are issued by foreign private issuers and foreign governments. Foreign governments will be limited to those considered stable by the Adviser, and the Portfolio will only invest in obligations supported through the authority to levy taxes by national, state or provincial governments or similar political subdivisions. For risk considerations involved, see "Risk Factors -- Foreign Securities".

     Normally, foreign corporate issues in which the Portfolio will invest will be rated investment grade or deemed to be of equivalent quality; however, the Portfolio may also invest in high yield-high risk securities of foreign private issuers. See "High Yield Bonds" below and "Risk Factors -- High Yield Securities". Normally the Portfolio expects to invest its assets in U.S. dollar denominated securities; however, the Portfolio may invest up to 35% of assets in non-U.S. dollar denominated securities. The Portfolio may hold foreign currency for hedging purposes to compensate for declines in the U.S. dollar value of foreign currency securities held by the Portfolio and against increases in the U.S. dollar value of foreign currency bonds which the Portfolio might purchase. The Portfolio is limited to investing no more than 35% of its assets in Foreign Bonds, including foreign High Yield Bonds, determined at the time of investment.



     HIGH YIELD BONDS. The High Yield Bonds in which the Portfolio may invest are debt obligations of domestic issuers, including High Yield Bonds of domestic issuers denominated in foreign currencies, and High Yield Bonds of foreign issuers. The High Yield Bonds that the Portfolio may purchase are in the lower rating categories (I.E., BB through CCC by S&P and Ba through Caa by Moody's), or may be unrated securities. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield Bonds often carry lower ratings. Economic conditions can sometimes narrow the spreads between yields on lower-rated (or comparable) securities and higher-rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower-rated or comparable unrated securities do not justify the higher risks associated with those securities, the Portfolio will invest in higher-rated or comparable unrated securities. The Portfolio may also invest in High Yield pass-through securities. Investments in High Yield pass-through securities are subject to prepayment and reinvestment risks similar to those associated with Mortgage-Backed Securities described below.



     The Adviser evaluates the purchase of High Yield Bonds for the Portfolio primarily through the exercise of its own investment and credit analysis and on the ratings assigned by Moody's and S&P. The Portfolio will not invest in High Yield Bonds rated lower than CCC/Caa. As a fundamental policy, the Portfolio's investments in High Yield Bonds will be limited to not more than 50% of its assets, determined at the time of investment. Any subsequent change in the percentage due to changes in the market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. See "Risk Factors -- High Yield Securities". The Portfolio may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Portfolio also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Portfolio. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Portfolio nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Portfolio may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Portfolio may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Portfolio would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Portfolio would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.



     NORTHSTAR HIGH YIELD BOND PORTFOLIO. The Portfolio's investment objective is to seek high income by investing predominantly in high yield -- high risk lower-rated and non-rated U.S. dollar denominated debt securities. It is the Portfolio's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



     Under normal market conditions, the Portfolio will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. The Portfolio may invest up to 35% of its assets in non-U.S. dollar denominated securities. Investments in securities offering the high current income sought by the Portfolio, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Portfolio) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. The Portfolio may invest up to 50% of its assets in securities of foreign issuers, subject to a limit of 35% of such assets in emerging market debt. Emerging markets are countries whose sovereign bonds generally are rated below investment grade and whose financial markets are not well-developed. The Portfolio intends to restrict its investments in emerging markets to those with sound economies that are expected to experience strong growth with controlled inflation, and therefore higher-than-average returns, over time. See "Risk Factors -- Foreign Securities".



     Most of the debt securities in which the Portfolio invests are lower rated, and may include bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. Most of the securities will be rated at least Caa by Moody's or at least CCC by S&P, or if not rated, are of equivalent quality in the opinion of the Adviser. The Portfolio may invest up to 10%, and hold up to 25%, of its assets in securities rated below Caa in the case of Moody's or CCC by S&P. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. See "Risk Factors -- High Yield Securities" and the Appendix.



     The Portfolio may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Portfolio also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Portfolio. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Portfolio nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Portfolio may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Portfolio may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Portfolio would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Portfolio would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.


                                  RISK FACTORS


     EQUITY SECURITIES. Equity securities can over time rise and fall in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of the Portfolio's shares and thus its total return to investors.



     The securities of smaller companies in which the Portfolios may invest may be subject to more abrupt or erratic market movements than larger more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.



     FOREIGN SECURITIES. Investing in foreign securities involves special risks. These include currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of the Portfolios.


     Further, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Portfolios than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile.



     Investing in emerging securities markets involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolios' portfolio securities are denominated may have a detrimental impact on the Portfolios.


     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.


     Emerging securities markets typically have substantially less volume than U.S. markets, and securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Portfolios desire to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Portfolios to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Portfolios incurring additional costs and delays in the transportation and custody of such securities.



     HIGH YIELD SECURITIES. Each of the Multi-Sector Portfolio and the High Yield Portfolio may invest in higher-yielding securities that carry lower investment grade ratings. These high yield-high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower-rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher-rated securities. Conversely, the value of higher-rated securities may be more sensitive to interest rate movements than lower-rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower-rated securities is generally less liquid than the market for higher-rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.



     Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

     Weighted average composition of the following Portfolios' portfolios at the end of their 1997 fiscal year was:



                                           MULTI-SECTOR    HIGH YIELD
                                           ------------    ----------
Investment Grade........................       20.5%            --%
BB......................................       13.7           18.3
B.......................................       24.6           45.8
CCC.....................................        1.1            1.9
CC......................................         --             --
C.......................................         --             --
D.......................................         --             --
Nonrated................................        7.0           18.9
U.S. Governments, equities
  and other.............................       33.1           15.1
                                           ------------    ----------
TOTAL...................................        100%           100%
                                           ------------    ----------
                                           ------------    ----------



     This table does not reflect the current or future composition of any of the Portfolios.


                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES


     Unless otherwise stated, each of the following strategies and techniques may be utilized by each of the Portfolios. The Portfolios may, but do not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the SAI.



     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Portfolio buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Portfolio's custodian and constitutes the Portfolio's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Portfolio may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and each Portfolio will invest no more than 5% of its net assets in such repurchase agreements at any time, and under normal market conditions, will limit its investments in repurchase agreements to 15% of its net assets (5% for International Value Portfolio).



     WHEN-ISSUED SECURITIES. Each Portfolio may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Portfolio of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. Each Portfolio may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.



     SECURITIES LENDING. The Portfolios may lend their securities in an amount not exceeding 33% of their assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. When engaging in loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the opinion of the Adviser or the Sub-Adviser in the case of the Growth, International Value and Income and Growth Portfolios, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Portfolio or the borrower.



     DERIVATIVE SECURITIES. The International Value Portfolio does not currently intend to make use of any derivatives, including transactions in currency forwards for hedging purposes.

     ILLIQUID SECURITIES. Each Portfolio, other than the International Value Portfolio, may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. The International Value Portfolio may invest up to 5% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities which may be subject to legal restrictions on resale (so-called "restricted securities") other than Rule 144A securities noted below; (iii) repurchase agreements having more than seven days to maturity; and (iv) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days).



     An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser or Sub-Adviser in the case of the Growth, International Value and Income and Growth Portfolios may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of each Portfolio.



     TRADING AND PORTFOLIO TURNOVER. Each Portfolio generally intends to purchase securities for long-term investment. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. Each Portfolio may purchase a security in anticipation of relatively short-term price gains. Each Portfolio may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.



     MORTGAGE-BACKED SECURITIES. Each Portfolio may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. Governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if a Portfolio purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Portfolios at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



     TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, or when the Adviser or Sub-Adviser in the case of the Growth, International Value and Income and Growth Portfolios considers it appropriate, each Portfolio may invest part or all of its assets in cash, U.S. Government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.

     INVESTMENT RESTRICTIONS. Each of the Portfolios has adopted a number of investment restrictions, as set forth in the SAI, some of which are fundamental, and therefore, may not be changed without shareholder approval.


                            PERFORMANCE INFORMATION


     The Portfolios may, from time to time, include their yield and total returns in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Portfolios offer their shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for each Portfolio will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of each Portfolio.



     Standardized quotations of average annual total return for a Portfolio's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Portfolio). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of a Portfolio, and assume that all dividends and distributions are reinvested when paid. The Portfolios also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Portfolios may from time to time publish materials citing historical volatility for shares of each Portfolio. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.



     Performance information for the Portfolios may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that Contract Owners may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Portfolio; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



     Quotations of yield or total return for the Portfolios will not take into account charges or deductions against any separate account to which the Portfolios' shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for each Portfolio reflects only the performance of a hypothetical investment in that Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of each Portfolio's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Portfolios, see the SAI.


                       HOW NET ASSET VALUE IS DETERMINED


     The net asset value per share of each Portfolio is determined at the close of the general trading session (usually 4:00 p.m. EST) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of each Portfolio is computed by dividing the value of the Portfolio's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of outstanding shares of each Portfolio.

     Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trust's Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.


     Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. Government Securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Portfolios are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Portfolio's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.



                          MANAGEMENT OF THE PORTFOLIOS



     THE TRUSTEES. The Trustees of the Trust ("Trustees") oversee the operations of the Trust and each Portfolio and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Portfolios' investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Portfolios to the officers of the Trust.



     THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to each Portfolio. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Portfolios and is responsible for the management of the Portfolios' portfolios for overseeing the investment management provided by the Sub-Advisers and assumes all costs and expenses of the sub-advisory arrangements. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to each Portfolio. Employees of the Adviser and Administrator serve as officers of the Portfolios, and the Adviser provides office space for the Portfolios and pays the salaries of all Portfolio officers and Trustees who are affiliated with the Adviser.


     The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.


     The Adviser's fee is accrued daily against the value of each Portfolio's net assets and is payable by each Portfolio, except for the International Value Portfolio, monthly at an annual rate of 0.75% on the first $250 million of each Portfolio's average daily net assets scaled down to 0.55% for assets over $1 billion. The Adviser's fee for the International Value Portfolio is accrued daily against the value of the Portfolio's net assets and is payable by the Portfolio monthly at the annual rate of 1.00% of the Portfolio's average daily net assets. The investment advisory fees paid by the Portfolios are higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of each Portfolio's net assets and is payable monthly at an annual rate of 0.10% of each Portfolio's average daily net assets. The Adviser, Administrator and Sub-Adviser have agreed to waive fees for the International Value Portfolio until the assets of the International Value Portfolio exceed $50 million.



     The Adviser or Sub-Adviser in the case of the Growth, International Value and Income and Growth Portfolios place all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser and Sub-Advisers may consider research and brokerage services furnished to them. The Adviser and Sub-Advisers also advise other accounts that may purchase and hold securities in which the Portfolios may invest and certain persons affiliated with the Adviser and Sub-Advisers may purchase and hold, directly or indirectly, securities in which the Portfolios or other accounts invest, subject to internal guidelines regarding conflicts of interest.



     PORTFOLIO MANAGERS.



JEFFREY AURIGEMMA



     Jeffrey Aurigemma has co-managed the Northstar High Yield Bond Portfolio, the Northstar High Total Return Fund II and the Northstar High Total Return Fund since March 1998. Mr. Aurigemma has also managed the Northstar High Yield Fund since May 1997. He joined Northstar in October 1993.



     Mr. Aurigemma has over eight years of experience in the management of high-yield fixed-income investments. From October 1993 through May 1997 he was a senior credit analyst for the Northstar High Total Return Fund. Before joining Northstar, he was a Senior Analyst -- Fixed Income for National Securities & Research Corporation.



CHARLES BRANDES



     Charles Brandes has co-managed the Northstar International Value Portfolio since inception. Mr. Brandes has over 30 years of investment management experience. He founded the general partner of Brandes Investment Partners, L.P. in 1974 and owns a controlling interest in it. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the investment committee.



     Mr. Brandes earned his BA in Economics from Bucknell University. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.



     Charles Brandes and Jeff Busby structure the portfolio of the Northstar International Value Portfolio from a buy list determined by Brandes' Investment Committee, of which they are senior members.



JEFF BUSBY



     Jeff Busby has co-managed the Northstar International Value Portfolio since its inception. Mr. Busby has over 12 years of investment management experience. At Brandes Investment Partners, L.P., he serves as a Managing Partner and senior member of the Investment Committee. He is also responsible for overseeing all trading activities for the firm.



     Mr. Busby earned his BS in Chemical Engineering from Northwestern University and his MBA in Finance from the University of California, Berkeley. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Financial Analysts Society.



     Mr. Brandes and Mr. Busby structure the International Value Portfolio from a buy list determined by their firm's Investment Committee, of which they are senior members.



THOMAS OLE DIAL



     Thomas Ole Dial has managed the Northstar High Yield Bond Portfolio and the Northstar Multi-Sector Bond Portfolio since inception. He now co-manages the High Yield Bond Portfolio with Jeffrey Aurigemma and co-manages the Multi-Sector Bond Portfolio with Ryan Johanson. Mr. Dial has managed the Northstar High Total Return Fund II and the Northstar High Total Return Fund since inception, and has managed the Northstar Balance Sheet Opportunities Fund since May 1997. Mr. Dial, who has over 11 years of investment management experience, joined Northstar in October 1993.



     Before joining Northstar, Mr. Dial was Executive Vice President, Chief Investment Officer -- Fixed Income of National Securities & Research Corporation, and Senior Portfolio Manager of the National Bond Fund from August 1990 through July 1993.

RYAN JOHANSON



     Ryan Johanson has co-managed the Northstar Multi-Sector Bond Portfolio since November 1997 and has managed the Northstar Government Securities Fund and the Northstar Strategic Income Fund since March 1997. He joined Northstar in March 1997.



     Mr. Johanson has over 11 years of experience in fixed-income investments. Before joining Northstar, he was Director of Global Market Risk
Management -- Asia for Barclays Bank, Senior Manager of Banque Indosuez, and Chief Investment Officer at Fidelity Federal Bank.



LOUIS NAVELLIER



     Louis Navellier has managed the Northstar Growth Portfolio and the Northstar Special Fund since February 1996, and the Northstar Growth & Value Fund since inception.



     Mr. Navellier has been managing assets since 1985 and is the sole owner of Navellier & Associates, Inc., a registered investment adviser that manages investments for high net worth individuals, institutions and pension funds.



GEOFFREY WADSWORTH



     Geoffrey Wadsworth has managed the Northstar Income and Growth Portfolio since January 1998. Mr. Wadsworth has also served as portfolio manager of the Northstar Growth Fund since February 1996 and the Northstar Income and Growth Fund since January 1998, separate investment companies managed by the advisors.



     Before joining Northstar, Mr. Wadsworth was a Vice President of National Securities & Research Corporation. He was portfolio manager of the National Stock Fund and assistant manager of the National Income and Growth Fund, National Worldwide Opportunities Fund and National Total Return Fund.

SUB-ADVISERS:



BRANDES
INVESTMENT PARTNERS, L.P.



Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as Sub-Adviser to the International Value Portfolio pursuant to a Sub-Advisory Agreement dated July 24, 1997 between the Adviser and Brandes. The company was formed in May 1996 as the successor to its general partner, Brandes Investment Partners, Inc. Brandes' principal address is 12750 High Bluff Drive, San Diego, CA 92130. Brandes currently manages in excess of $15 billion for international and global portfolios. After the Portfolio's assets exceed $50 million, Brandes will receive from Northstar, not the Portfolio, a monthly fee for its services at an annual rate equal to 50% of the management fee that the Portfolio pays Northstar. The Adviser is responsible for overseeing the investment management provided by Brandes, and assumes all cost and expenses of the Sub-Advisory Arrangement.



(a) The annual returns presented were calculated on a time-weighted and asset-weighted, total return basis, including reinvestments of all dividends, interest and income on a cash basis, realized and unrealized gain or losses and are net of applicable investment advisory fees, brokerage commissions, custodial fees and execution costs and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. This total return method differs from the SEC method of calculating total return. The Brandes composite results include all actual, fee-paying, fully discretionary international equity accounts under management for at least one month beginning July 1, 1990, having substantially similar investment objectives, policies, techniques and restrictions to those of the Northstar International Value Portfolio. The weighed-average management fee during the period from July 1, 1990 through December 31, 1997 was 0.91% per year. Securities transactions are accounted for on the trade date and cash accounting is utilized. Cash and equivalents are included in performance results. Net annual returns for the composite for calendar year 1991 have been attested by an independent accounting firm. Starting with calendar year 1992 through calendar year 1995, the net annual returns for the Brandes composite have been examined by a Big Six accounting firm in accordance with AIMR Level II verification standards. The examination of net annual total returns for calendar year 1997 has not yet been completed. Copies of their reports and a complete list and description of Brandes' composites are available upon request. Brandes has prepared the performance data in compliance with the performance presentation standards of the Association for Investment Management and


Research (AIMR-PPS(tm)). AIMR did not prepare or review this data. The Portfolio agrees to conform the performance presentation to any changes in the SEC staff position relating to prior performance presentation.



The charts below show the historical track record of Brandes Investment Partners, L.P. The figures have been provided by Brandes Investment Partners, L.P. and have not been audited or verified. They do not indicate how the Northstar International Value Portfolio or Brandes Investment Partners, L.P. will perform in the future.



The chart below illustrates the past performance of Brandes Investment Partners, L.P. in managing accounts with investment objectives, policies, techniques and restrictions substantially similar, though not identical, to those of the Northstar International Value Portfolio. The charts show average annual returns for a composite of the actual performance of all international equity accounts managed by Brandes Investment Partners from 1990 until the present.



The accounts were not subject to the same types of expenses as the fund or the requirements of the Investment Company Act of 1940 or the Internal



Revenue Code, the limitations of which might have adversely affected performance results. Included for comparison are performance figures of the Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of securities listed on exchanges in markets in Europe, Australia and the Far East. It has been adjusted to reflect reinvestment of dividends. The results presented below may not equate with the return experienced by any particular account as a result of timing of investments and redemptions and the effect of taxes on any client.



                                                    MSCI
                 BRANDES INTERNATIONAL              EAFE
                 EQUITY COMPOSITE(%)(A)        Index (%)
                 ---------------------------   ---------
One year, ended
December 31, 1997             20.00                1.78
Three years,
ended December
31, 1997                     16.67                 6.27
Five years, ended
December 31, 1997             16.76               11.39
Cumulative total
return since
July 1, 1990                319.00               147.00




                 [GRAPH APPEARS HERE - PLOT POINTS ARE BELOW]

                            1990  3.26  2.44
                            1991  5.42  3.19
                            1992  5.59  3.43
                            1993  6.53  3.76
                            1994  6.63  3.83
                            1995  9.53  5.27
                            1996 10.65  6.44
                            1997 11.92  8.59

NAVELLIER FUND

MANAGEMENT, INC.


Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as Sub-Adviser to the Growth Portfolio pursuant to a Sub-Advisory Agreement dated February 1, 1996 between the Adviser and Navellier. This Agreement was approved for renewal by the Trustees on January 22, 1998. Navellier is a newly-formed company which is wholly-owned by Louis G. Navellier. The principal address of Navellier is 1 East Liberty, Third Floor, Reno, NV 89501. Navellier currently manages approximately $2 billion for high net worth individuals, institutions and pension funds. For its services, Navellier will receive a fee equal to 0.48% of the average daily net assets of the Growth Portfolio.



                     NAVELLIER AND
                     ASSOCIATES           S&P 500
                     COMPOSITE (%)      Index (%)
                     --------------     ---------
1985                      49.95           31.84
1986                      31.20           18.66
1987                       8.05            5.24
1988                      11.40           16.51
1989                      22.20           31.58
1990                      12.51           (3.15)
1991                      66.41           30.50
1992                       3.12            7.61
1993                      16.83           10.09
1994                       1.53            1.31



                    NAVELLIER AND
                    ASSOCIATES           S&P 500
                    COMPOSITE (%)      Index (%)
                    --------------     ---------
1995                      43.80            37.59
1996                      10.68            22.31
1997                      13.05            33.32
Three years
ended
December 31,
1997                      21.61            30.88
Five years ended
December 31,
1997                      16.37            20.13
Ten years ended
December 31,
1997                      18.82            17.96
Cumulative total
return since
January 1, 1985        1,092.00           759.00




               [GRAPH APPEARS HERE - PLOT POINTS ARE BELOW]

                            Navellier   S&P
                               and      500
                            Associates   w/
                            Composite   Divs
                    1985	1.5	1.32
                    1986	1.97	1.56
                    1987	2.13	1.65
                    1988	2.37	1.92
                    1989	2.89	2.52
                    1990	3.26	2.44
                    1991	5.42	3.19
                    1992	5.59	3.43
                    1993	6.53	3.76
                    1994	6.63	3.83
                    1995	9.53	5.27
                    1996	10.65	6.44
                    1997	11.92	8.59

   CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Portfolios' custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


   As of the date of the Prospectus, shares of the Portfolios are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Portfolios may be offered in the future to other separate accounts established by one or more of the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies.



   Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order.



   The various Portfolios may be used independently or in combination. To the extent that shares of the Portfolios are sold to the Variable Accounts as the investment medium for a Variable Contract, the structure of the Portfolios permits Variable Contract owners, within the limitations described in their Contracts, to allocate their accumulated value in the Contracts in response to or in anticipation of changes in market conditions. The assets of each Portfolio are segregated, and a Variable Contract owner's interest is limited to the Portfolio in which the Contract's accumulated value is allocated.



   The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Trust to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.



   Shares of any Portfolio may be exchanged for shares of any of the other Portfolios, all of which are described in this Prospectus. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.



   Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.


                              REDEMPTION OF SHARES


   Shares of any Portfolio may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


   Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, a Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash.



   Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by a Portfolio as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Northstar Growth Portfolio, Northstar International Value Portfolio and Northstar Income and Growth Portfolio will be declared and paid quarterly; any income distributions from net investment income of the Northstar Multi-Sector Bond Portfolio and the Northstar High Yield Bond Portfolio will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.



   To comply with regulations under section 817(h) of the Code, each Portfolio is required to diversify its investments. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.



   Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of a Portfolio to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.


   The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.


   In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of any Portfolio as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of a Portfolio underlying the Variable Accounts.



   Reference is made to the Prospectus for the respective Variable Accounts and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Accounts. See "Federal Income Tax Status" in the Portfolios' SAI for more information on taxes.


                              GENERAL INFORMATION


   ORGANIZATION OF THE PORTFOLIOS. The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are five existing series of the Trust (I.E., the Portfolios).

   In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies or other insurance companies may become shareholders in the future.


   The shares of each Portfolio, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.


   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

   REGISTRATION STATEMENT. This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

   ADDITIONAL INQUIRIES. Inquiries and requests for the Statement of Additional Information, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders should be directed to:


     The Northstar Variable Trust
     300 First Stamford Place
     Stamford, CT 06902
     1-800-595-7827

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
CORPORATE BOND RATINGS

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P")
CORPORATE DEBT RATINGS

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

[GRAPHIC OMITTED]




                      STATEMENT OF ADDITIONAL INFORMATION
                                APRIL 30, 1998


                    [GRAPHIC OMITTED]NORTHSTAR VARIABLE TRUST


                           300 First Stamford Place
                          Stamford, Connecticut 06902
                                   (203) __________
                                (800) 595-7827
     Northstar Variable Trust (the "Trust") is an open-end series management investment company organized as a Massachusetts business trust. The Trust changed its name on August 1, 1996 from the "Northstar/NWNL Trust" to the "Northstar Variable Trust". The Trust consists of five separate series (each a "Portfolio"), each of which represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Portfolio is managed separately by Northstar Investment Management Corporation ("Northstar" or the "Adviser"), the Portfolios' investment adviser. Northstar has engaged Navellier Portfolio Management, Inc. ("Navellier" or the "Sub-Adviser") to serve as subadviser to the Northstar Variable Trust Growth Portfolio, subject to the supervision of Northstar. Northstar has engaged Brandes Investment Partners, L.P. to serve as subadviser ("Brandes" or the "Sub-Adviser") to the Northstar Variable Trust International Value Portfolio. Collectively Navellier and Brandes will be referred to as (the "Sub-Advisers").
     Shares of the Trust are issued and redeemed in conjunction with investments in and payments under variable annuity and variable life contracts. Shares of the Trust are currently offered to separate accounts ("Variable Accounts") of Reliastar Life Insurance Company (formerly "Northwestern National Life Insurance Company"), Northern Life Insurance Company and ReliaStar Bankers Security Life Insurance Company (the "Affiliated Insurance Companies"). The Variable Accounts of the Affiliated Insurance Companies invest in shares of one or more of the Portfolios in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the Prospectus for the Variable Account.
     A summary of the five diversified investment portfolios comprising series of the Trust (the "Portfolios") is set forth herein and in the Prospectus for the Portfolios. This document is not the Prospectus of the Portfolios but is incorporated therein by reference and should be read in conjunction with the Prospectus dated April 30, 1998. Copies of the Prospectus may be obtained upon request and without charge by contacting the Trust at the address or phone number above.

                                ---------------
                               TABLE OF CONTENTS



INVESTMENT OBJECTIVES AND POLICIES .......................  2
INVESTMENT RESTRICTIONS ..................................  3
OTHER INVESTMENT TECHNIQUES ..............................  5
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION ..........  12
PORTFOLIO TURNOVER .......................................  13
SERVICES OF THE ADVISER AND ADMINISTRATOR ................  13
SERVICES OF THE SUB-ADVISERS .............................  15
NET ASSET VALUE ..........................................  16
PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS .........  16
DIVIDENDS AND DISTRIBUTIONS ..............................  16
FEDERAL INCOME TAX STATUS ................................  16
TRUSTEES AND OFFICERS ....................................  18
OTHER INFORMATION ........................................  20
PERFORMANCE INFORMATION ..................................  21
APPENDIX ................................................. A-1

                       INVESTMENT OBJECTIVES AND POLICIES


     Northstar Growth Portfolio, Northstar International Value Portfolio, Northstar Income and Growth Portfolio, Northstar Multi-Sector Bond Portfolio and Northstar High Yield Bond Portfolio (the "Portfolios") are five diversified investment portfolios comprising series of the Northstar Variable Trust (the "Trust"), an open-end series management investment company. The investment objective of each Portfolio, set forth below, is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Portfolio. There can be no assurance that each Portfolio will achieve its stated investment objective and the International Value, Multi-Sector and High Yield Portfolios may not be appropriate for all investors. (See "Risk Factors" in the current Prospectus.) In general, the assets of each Portfolio are kept fully invested in securities selected to meet the investment objective of each Portfolio; however, for temporary defensive purposes, any part of a Portfolio's assets may be held from time to time in cash or cash equivalents. At such times when a Portfolio's assets are invested for temporary defensive purposes, the Portfolio will not be investing in accordance with its investment objective.

     Northstar Growth Portfolio ("Growth Portfolio"). The Growth Portfolio has an investment objective of long-term growth of capital primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. The Portfolio invests primarily in companies the portfolio manager identifies as either growth or value through quantitative analysis. Growth companies have above average earnings or sales growth and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios, higher earnings or dividend yields and higher returns on equity. The percentage of Portfolio assets allocated to the two different kinds of companies varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.

     Securities in which the Portfolio will normally invest include common stocks, preferred stock and securities convertible into common stock. The Portfolio may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Although the Portfolio will invest primarily in equity and equity-related securities, it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Portfolio's Adviser or Sub-Adviser, prevailing market, financial or economic conditions warrant. The Portfolio may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. securities exchange.

     Northstar International Value Portfolio ("International Value"). The International Value Portfolio has an investment objective of seeking long-term capital appreciation by investing primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion.

     The Portfolio may invest up to 25% of its total assets in small capitalization companies. Small capitalization companies are those with capitalization of $1 billion or less. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities of issuers located in at least three countries other than the United States. Countries in which the Portfolio may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia and Asia. Equity securities include common stocks, preferred stocks and securities convertible into common stocks. It is anticipated that securities generally will be purchased in the form of common stock, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). ADRs, EDRs and GDRs, which may be sponsored or unsponsored, are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. The Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that is generally considered a developing country by the international financial community. See "Risk Factors -- Foreign Securities" in the current Prospectus.

     Northstar Income and Growth Portfolio ("Income and Growth Portfolio"). The Income and Growth Portfolio has an investment objective of seeking current income balanced with the objective of achieving capital appreciation.

     Under normal market conditions, the Portfolio will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Portfolio will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stock, preferred stocks, other equity-related securities and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Portfolio invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Portfolio will typically be of large well-established companies, but may also included to a lesser extent smaller capitalization companies selected for their growth potential.

     Northstar Multi-Sector Bond Portfolio ("Multi-Sector Portfolio"). The Multi-Sector Portfolio has an investment objective to maximize current income.

     The Portfolio will seek to achieve its objective by investing in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) investment grade or comparable quality corporate debt securities ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and debt securities issued by foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in these four sectors. The Portfolio's assets generally will be invested in each market sector, but the Portfolio may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Portfolio will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Portfolio's assets may be invested in Foreign Bonds, including foreign High Yield Bonds), and the Portfolio may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Portfolio, resulting in fluctuations of the Portfolio's net asset value.

     Northstar High Yield Bond Portfolio ("High Yield Portfolio"). The High Yield Portfolio has an investment objective of seeking high income by investing predominantly in high yield-high risk, lower-rated and non-rated U.S. dollar-denominated debt securities. It is the Portfolio's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.

     Under normal market conditions, the Portfolio will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. Investments in securities offering the high current income sought by the Portfolio, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Portfolio) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. (See "Risk Factors" in the current Prospectus.)

     The Portfolio is subject to a limit of 50% in investments in securities of foreign issuers, of which no more than 35% may be in emerging market debt, and not more than 35% may be in non-U.S. Dollar denominated securities.



                            INVESTMENT RESTRICTIONS


     Northstar Growth, Income and Growth, Multi-Sector and High Yield Portfolios. The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolios to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy.

     A Portfolio may not:

     1. borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, but only if immediately after such borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures, and options on futures as described in the Portfolio's Prospectus and Statement of Additional Information

(the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Portfolio's assets);


     2. underwrite the securities of others;


     3. purchase or sell real property, including real estate limited partnerships (but each Portfolio may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts);


     4. deal in commodities or commodity contracts except in the manner described in the current Prospectus and Statement of Additional Information of the Trust;


     5. make loans to other persons (but each Portfolio may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Portfolio or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities" in the Prospectus), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Portfolio as described in the current Prospectus and Statement of Additional Information of the Trust;


     6. participate in any joint trading accounts;

     7. purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);


     8. sell short, except that the Portfolio may enter into short sales against the box in the manner described in the current Prospectus and Statement of Additional Information for the Portfolio;


     9. invest more than 25% of its assets in any one industry or related group of industries;


     10. with respect to 75% of a Portfolio's assets, purchase a security (other than U.S. Government obligations) if as a result more than 5% of the value of total assets of the Portfolio would be invested in securities of a single issuer; or

     11. with respect to 75% of a Portfolio's assets purchase a security if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Portfolio.

     In addition, as a fundamental policy, the Multi-Sector Portfolio will not invest more than 50% of the Portfolio's assets in High Yield-High Risk Bonds, determined at the time of investment.


     The following policies are non-fundamental and may be changed without shareholder approval:


     A Portfolio may not:

     1. purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Portfolio may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder or by any state in which shares of the Portfolio are registered; and provided further that the Portfolios may invest all of their assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Portfolio.


     2. make an investment for the purpose of exercising control or management;
or


     3. invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Portfolio, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Portfolio has purchased, securities being used to cover options a Portfolio has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid;

     As a fundamental policy, the Portfolios may borrow money from banks to the extent permitted under the Investment Company Act of 1940. As an operating (non-fundamental) policy, the Portfolios do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Portfolios will not make additional investments when its borrowings are in excess of 5% of total assets. If a Portfolio should determine to expand its ability to borrow beyond the current operating policy, the Portfolio's Prospectus would be amended and shareholders would be notified.

     Northstar International Value Portfolio. The Portfolio has adopted investment restrictions numbered one through six as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Portfolio to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy. The Portfolio may not:

     1. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940, borrow money or pledge its assets, except that the Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding;

     2. Act as underwriter (except to the extent the Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     3. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that the Portfolio reserves the right to invest all of its assets in shares of another investment company;

     4. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Portfolio may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and securities issued by real estate investment trusts);

     5. Purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts for hedging purposes to the extent permitted under applicable federal and state laws and regulations and except that the Portfolio may engage in foreign exchange forward contracts;

     6. Make loans of cash (except for purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);


     7. Make short sales of securities or maintain a short position, except for short sales against the box;

     8. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;


     9. Write put or call options, except that the Portfolio may (i) write covered call options on individual securities and on stock indices; (ii) purchase put and call options on securities which are eligible for purchase by the Portfolio and on stock indices; and (iii) engage in closing transactions with respect to its options writing and purchases, in all cases subject to applicable federal and state laws and regulations;

     10. Purchase any security if as a result the Portfolio would then hold more than 10% of any class of voting securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class), except that the Portfolio reserves the right to invest all of its assets in a class of voting securities of another investment company;

     11. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law;


     12. Invest more than 15% of its net assets in illiquid securities.


                          OTHER INVESTMENT TECHNIQUES


     Mortgage-Backed Securities. The Portfolios may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Portfolio purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Portfolio purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Portfolio at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. See "Risk Factors" in the current Prospectus.

     Reverse Repurchase Agreements and Dollar Roll Agreements. Each Portfolio may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Portfolio sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. The Portfolio does not account for dollar rolls as a borrowing. At the time the Portfolio enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing cash, U.S. government securities, or other liquid assets from its portfolio having a value not less than the repurchase price (including accrued interest).

     While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may involve the risk that the market value of the securities to be repurchased by a Portfolio may decline below the price at which the Portfolio is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Dollar roll agreements may be treated as sales for tax purposes.

     Securities Lending. Each Portfolio may lend portfolio securities to broker/dealers or other institutional borrowers (up to 33% of net assets at the time the loan is made), but only when the borrower pledges cash collateral to the Portfolio and agrees to maintain such with the Portfolios' custodian so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, each Portfolio may terminate its loans at any time, and must receive compensation that, in total and in whatever form, is equivalent to the sum of reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. The loan agreement shall not reduce the risk of loss or opportunity for gain by the Portfolio on the securities transferred pursuant to the agreement. Upon expiration of the loan, the borrower of the securities will be obligated to return to that Portfolio the same number and kind of securities as those loaned together with any applicable duly executed stock powers and the Portfolios must be permitted to exercise all voting rights, if there are any, with respect to the securities lent. The Portfolios may pay reasonable fees in connection with the loan, including reasonable fees to the Portfolios' custodian for its services.

     Loan Participations. Each Portfolio may invest up to 10% of its assets in loan participations denominated in U.S. dollars when the Adviser or Sub-Adviser believes such an investment is consistent with a Portfolio's investment objective. Loan participations entail the payment by a Portfolio of a sum to a U.S. bank or other domestic financial institution which has lent or will lend money to a U.S. corporation. In exchange for such payment, the bank agrees to pay to that Portfolio, to the extent it is received, a specified portion of the principal and interest in respect of such loan. A Portfolio has no contractual relationship with the borrower. Loan participations may be considered illiquid investments and may entail the credit risk of both the underlying borrower and the bank or financial institution which is the intermediary. Loan participations are typically unrated but the Adviser will limit its investment in loan participations based upon its opinion of the quality of the investment and the Portfolio's general limitations with respect to lower rated investments.

     Zero Coupon, Step Coupon and PIK Bonds. The Portfolios may invest its assets in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from the face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Portfolio generally will accrue income on such investments for tax and accounting purposes, which would be distributed to the shareholder (Variable Account) from available cash or liquidated assets. See also "Dividends, Distributions and Taxes." The market prices of zero coupon, step coupon and PIK bonds are more volatile than the market prices of securities that pay interest periodically in cash, and are likely to respond to changes in interest rates to a greater degree than do bonds that have similar maturities and credit quality on which regular cash payments of interest are being made.

     Covered Call Options. Each Portfolio may sell covered call options and purchase options to close out options previously written. The Portfolios, in return for the premium received upon the sale of a call option, gives up the opportunity to benefit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. A Portfolio has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a seller.


     Because call options give the purchaser the right to purchase a specified security at a designated strike price for a limited period of time, the option is likely to be exercised only when and if the market price of the security exceeds the strike price. If the market price never exceeds the strike price during the option term, the purchaser's loss will be limited to the cash premium paid to the seller of the option. However, if the market price does exceed the strike price during the option term by an amount greater than the premium paid for the option, the purchaser may exercise the option and purchase the security at the strike price and realize a profit to the extent the proceeds exceed the amount of premiums and transaction costs. In either circumstance, the seller of the option retains the premium received for the option but forgoes any potential profit from an increase in the market price of the underlying security over the strike price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.


     Each Portfolio will sell only covered call options, meaning that a Portfolio will only sell a call option on a security which it already owns. The Portfolios will not write call options on when-issued securities. In addition, the Portfolios will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of a Portfolio covering call options or subject to put options exceeds 10% of the market value of the Portfolio's net assets.

     If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

     Short Sales. The Portfolios may each make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short.

     Over-the-Counter Options. The Portfolios may invest in Over-the-Counter options ("OTC options") on U.S. Government securities. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the Options Clearing Corporation. The Adviser or Sub-Adviser monitors the creditworthiness of dealers with whom a Portfolio enters into OTC option transactions under the general supervision of the Trustees of the Portfolios. If the transaction dealer fails to make or take delivery of the U.S. Government securities underlying an option it has written in accordance with the terms of the option as written, the Portfolios would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     Stock Index Options. The Portfolios may purchase options to hedge against risks of broad price movements in the equity markets which in some market environments may correlate more closely with movements in the value of lower rated bonds than to changes in interest rates. When a Portfolio sells an option on a stock index, it will have to establish a segregated account with its custodian in which the Portfolio will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will have to maintain the account while the option is open. For some options, no liquid secondary market may exist or the market may cease to exist.

     Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs"). Each Portfolio may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Adviser or Sub-Adviser believes that such investments are consistent with the Portfolio's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.


     The Portfolios may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

     Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser or Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Derivative Instruments. The International Value Portfolio may invest in derivative instruments for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the International Value Portfolio to invest than "traditional" securities would. The Portfolio does not currently intend to make use of any derivatives, including transactions in currency fowards for hedging purposes.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.


     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Northstar or the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


     Futures Contracts, Options on Futures Contracts and Foreign Currency Transactions. Each Portfolio may enter into futures contracts, options on futures contracts and foreign currency transactions. The Portfolios will enter into these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for the purpose of speculation.

     Futures Contracts. Each Portfolio may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. A futures contract to sell a debt security or foreign currency (a "short" futures position), creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a certain future time and price. A futures contract to purchase a debt security or foreign currency (a "long" futures position) creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a certain future time and price. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making or taking delivery by entering into an opposite position in the same commodity on the same (or a linked) exchange.

     Upon entering into a futures contract, a Portfolio will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable ("marking-to-market").

     The International Value Portfolio will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Portfolio. As a general rule, the International Value Portfolio will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Portfolio will not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

     Interest Rate Futures Contracts. An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Portfolios may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that a Portfolio either holds or intends to acquire. Interest rate futures contracts currently are based on long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities"), and 90-day commercial paper.



     Foreign Currency Futures Contracts. A foreign currency futures contract provides for the future sale and purchase of a specified amount of a certain foreign currency at a stated date, place and price. The Portfolios may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of U.S. dollars for another currency. At present, foreign currency futures contracts are based on British pounds, German deutsche marks, Canadian dollars, Japanese yen, French francs, Swiss francs, and ECUs.

     Options on Futures Contracts. The Portfolios may purchase and sell put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts.

     The purchase of an option on an interest rate futures contract will give the Portfolios the right to enter into a futures contract to purchase (in the case of a call option) or to enter into a futures contract to sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs. A call option sold by a Portfolio exposes the Portfolio during the term of the option to the possible loss of an opportunity to realize appreciation in the market price of the underlying security or to the possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. In selling puts, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

     Options on Interest Rate Futures. Each Portfolio may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Each Portfolio may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The Portfolios may sell put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

     Options on Foreign Currency Futures. The purchase of options on foreign currency futures contracts gives each Portfolio the right to enter into a futures contract to purchase (in the case of a call option) or to sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures currently are available with respect to British pounds, German deutsche marks and Swiss francs. The Portfolios may purchase options on foreign currency futures as a hedge against fluctuating currency values.

     Foreign Currency Exchange Transactions. The Portfolios may engage in foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Portfolios may conduct its currency exchange transactions on a "spot" (i.e., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures or forward contracts to purchase or sell currency. The Portfolio's dealings in foreign currency exchange contracts is limited to hedging.


     Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. Forward currency contracts are entered into in the interbank market on a principal basis directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers, and therefore generally involve no margin, commissions or other fees. Forward currency contracts will establish a rate of exchange that can be achieved in the future and thus limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.


     Options on Foreign Currency. The Portfolios may also purchase and sell put and call options for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) or to buy (in the case of a call option) the underlying currency at a specified price until the option expires. The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the U.S. dollar. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Portfolio to hedge its positions. The Portfolios will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

     The Portfolios may purchase or sell options on currency only when the Adviser believes that a liquid secondary markets exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.

     Risk Factors and Special Considerations. Futures Contracts and Related Options. A Portfolio will not use leverage when it enters into long futures contracts or related options. For each long position that a Portfolio enters into, it will segregate cash or cash equivalents having a value equal to the market value of the contract as collateral with the custodian of the Portfolio. A Portfolio will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on a Portfolio's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of that Portfolio's assets.

     Using futures contracts and related options involves certain risks, including (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged;
(2) the risk that a Portfolio may underperform a fund that does not make use of these instruments; (3) the risk that no active market will be available to offset a position; and (4) the risk that the Adviser or Sub-Adviser will not be able to predict correctly movements in the direction of the interest rate and foreign currency markets. Loss from futures transactions is potentially unlimited.

     Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, a Portfolio might be prevented from liquidating unfavorable positions and thus incur losses. In certain situations, a Portfolio might be unable to close a position and might also have to make daily cash payments of variation margin.

     Foreign Currency Exchange Transactions. Foreign currency futures contracts and related options, forward foreign currency contracts and options on foreign currency may be traded on foreign exchanges. The regulation of transactions on these exchanges may be less extensive than the regulation of transactions on U.S. exchanges. The Portfolios will trade only those options approved by the CFTC.

     Transactions on foreign exchanges also may not involve a clearing mechanism and related guarantees and may be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (1) other, foreign political, legal and economic factors; (2) a lack of information on which to make trading decisions compared to that which is available in the United States; (3) a delay in the ability to act on significant events occurring in the foreign markets during non-business hours in the United States; (4) different exercise and settlement terms from those imposed in the United States; and (5) less trading volume than occurs on U.S. exchanges.

     In addition, foreign exchanges offer less protection against defaults in the forward trading of currencies than is available on U.S. exchanges. Because a forward foreign currency contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Portfolio of unrealized profits or would force the Portfolio to cover its commitments for purchase or resale, if any, at the current market price.

     Risks of International Investing. Investments in foreign securities involve special risks, including currency fluctuations, political or economic instability in the country of issue and the possible imposition of exchange controls or other laws or restrictions. In addition, security prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in U.S. markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities of political or economic developments which could affect the foreign investments of the Portfolio. Moreover, securities of foreign issuers generally will not be registered with the SEC, and such issuers will generally not be subject to the SEC's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by the Portfolio than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the U.S. These factors could make foreign investments, especially those in developing countries, more volatile. All of the above issues should be considered before investing in the Portfolio.

     Emerging Markets and Related Risks. The International Value Portfolio may invest up to 25% of its assets in securities of companies located in countries with emerging securities markets. Emerging markets are the capital markets of any country that in the opinion of the Sub-Adviser is generally considered a developing country by the international financial community. Currently, these markets include, but are not limited to, the markets of Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Portugal, Slovak Republic, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and countries that comprise the former Soviet Union. As opportunities to invest in other emerging markets countries develop, the International Value Portfolio expects to expand and diversify further the countries in which it invests.


     Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio.


     Some countries with emerging securities markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy's base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.


     Emerging securities markets typically have substantially less volume than U.S. markets, securities in many of such markets are less liquid, and their prices often are more volatile than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets which the Portfolio desires to invest in emerging markets may be uninvested. Settlement problems in emerging markets countries also could cause the Portfolio to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Portfolio incurring additional costs and delays in the transportation and custody of such securities.



                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION


     The Adviser, and the Sub-Advisers in the case of the Growth Portfolio and International Value Portfolio, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of each Portfolio. For purposes of this section, discussion of the Adviser includes the Sub-Advisers, but only with respect to the Growth Portfolio and International Value Portfolio. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Portfolios are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Portfolio an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that each Portfolio benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Portfolios is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Portfolios. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Portfolios. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Portfolios and their shareholders.

     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Portfolio will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.



     In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily pay the lowest spread or commission available.

     Each Portfolio may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Portfolios. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.


     During the fiscal years ended December 31, 1997, 1996 and 1995, respectively, each of the Portfolios listed below paid total brokerage commission indicated below.


           Brokerage Commissions Paid During Most Recent Fiscal Years





                                                       1997       1996       1995
                                                    ---------- ---------- ---------
 Northstar Growth Portfolio .......................  $80,568    $32,066    $8,327
 Northstar International Value Portfolio ..........  $15,426         --        --
 Northstar Income and Growth Portfolio ............  $19,044    $20,592    $8,469
 Northstar Multi-Sector Bond Portfolio ............  $    --    $    --    $  375
 Northstar High Yield Bond Portfolio ..............  $    --    $   204    $   --



     Portfolio Turnover. A change in securities held in the portfolio of a Portfolio is known as "Portfolio Turnover" and may involve the payment by a Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Portfolio cannot accurately predict its turnover rate, however the rate will be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the prospectus.



                   SERVICES OF THE ADVISER AND ADMINISTRATOR


     Pursuant to an Investment Advisory Agreement with the Portfolios, Northstar Investment Management Corporation acts as the investment adviser to each Portfolio. In this capacity, the Adviser, subject to the authority of the Trustees, and subject to certain responsibilities being delegated to the Sub-Adviser for the Growth Portfolio and the Sub-Adviser for the Income and Growth Portfolio, is responsible for furnishing continuous investment supervision to the Portfolios and is responsible for the management of the Portfolios.

     The Adviser is an indirect, wholly-owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). ReliaStar is a publicly traded holding company whose subsidiaries specialize in the insurance business. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, employee benefit contracts, retirement contracts and life and health reinsurance, and mutual funds and provides related investment management services. The address of the Adviser is Two Pickwick Plaza, Greenwich, CT 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, MN 55401.


     The Adviser charges each of the Growth, Income and Growth, Multi-Sector and High Yield Portfolios, a fee at the annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets of each of these Portfolios, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets; 0.60% on the next $250,000,000 of such assets, and 0.55% on the remaining aggregate daily net assets of each of these Portfolios, in excess of $1 billion.

     The Adviser charges the International Value Portfolio a fee at the annual rate of 1.00% of aggregate average daily net assets of this Portfolio.

     Northstar Administrators Corporation ("Administrator") serves as administrator for the Portfolios pursuant to an Administrative Services Agreement with the Portfolios. The Administrator is an affiliate of the Adviser. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Portfolios' business, except for those services performed by the Portfolios' Adviser under the Investment Advisory Agreement, and the custodian and accounting agent for the Portfolios under the Custodian Agreement.

     The Administrator acts as liaison among these service providers to the Portfolios. The Administrator is also responsible for ensuring that the Portfolios operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolios.

     The Administrator's fee is accrued daily against the value of each Portfolio's net assets and is payable by each Portfolio monthly. The fee is computed daily and payable monthly, at an annual rate of 0.10% of each Portfolio's average daily net assets.

     The Investment Advisory Agreement for the Growth, Income and Growth, Multi-Sector and High Yield Portfolios was approved by the Trustees of the Trust on January 26, 1994, and by the sole Shareholder of the Growth, Income and Growth, Multi-Sector, and High Yield Portfolios on April 15, 1994. This Agreement became effective on May 2, 1994 and continued in effect for a period of two years, was renewed by the Trustees for one year on April 25, 1996 and again renewed by the Trustees on April 24, 1997. The Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the Growth, Income and Growth, Multi-Sector and High Yield Portfolios, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the Growth, Income and Growth, Multi-Sector, and High Yield Portfolios as defined in the 1940 Act.

     The Investment Advisory Agreement for the International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997, and by the sole Shareholder of the International Value Portfolio on April 30, 1997. The Investment Advisory Agreement became effective on May 1, 1997 and will continue in effect for a period of two years. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if specifically approved annually by (a) the Trustees, acting separately on behalf of the International Value Portfolio, including a majority of the Disinterested Trustees, or (b) a majority of the outstanding voting securities of each class of the International Value Portfolio as defined in the 1940 Act.

     The Investment Advisory Agreements may be terminated without penalty at any time by a similar vote upon 60 day notice or by the Adviser upon 60 day written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

     The Administrative Services Agreement for the Growth, Income and Growth, Multi-Sector and High Yield Portfolios was approved by the Trustees of the Trust on January 26, 1994 and became effective on May 2, 1994. This Agreement continued in effect for a period of two years and was renewed by the Trustees for one year on April 25, 1996, and from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust.

     The Administrative Services Agreement for the Northstar International Value Portfolio was approved by the Trustees of the Trust on April 24, 1997. The Administrative Services Agreement for the International Value Portfolio became effective on May 1, 1997 and will continue in effect for a period of two years. Thereafter, it will continue from year to year provided such continuance is approved annually by a majority of the Trustees of the Trust.

     During the fiscal years ended December 31, 1997, 1996 and 1995, the Portfolios(1) paid the Adviser and Administrator the following investment advisory and administrative fees, respectively:





                                                 Advisory Fees                Administrative Fees
                                       --------------------------------- ------------------------------
                                           1997       1996       1995       1997       1996      1995
                                       ----------- ---------- ---------- ---------- --------- ---------
Growth Portfolio(2) ..................  $187,902    $57,245    $23,854    $25,053    $ 7,633   $3,180
International Value Portfolio(3) .....  $ 18,050         --         --    $ 1,805         --       --
Income and Growth Portfolio(4) .......  $134,697    $75,425    $40,195    $17,960    $10,057   $5,359
Multi-Sector Portfolio(5) ............  $ 65,503    $37,217    $23,984    $ 8,734    $ 4,962   $3,198
High Yield Portfolio(6) ..............  $ 73,225    $38,770    $27,922    $ 9,763    $ 5,169   $3,723


---------

(1) The International Value Portfolio commenced operations on August 8, 1997.

(2) Does not reflect expense reimbursements, respectively, of $72,598, $68,758, $39,351.

(3) Does not reflect expense reimbursements during 1997 of $32,742.

(4) Does not reflect expense reimbursements, respectively, of $56,065, $60,664, $50,661.

(5) Does not reflect expense reimbursements, respectively, of $49,206, $43,785, $40,437.

(6) Does not reflect expense reimbursements, respectively, of $55,011, $48,170, $48,482.


                          SERVICES OF THE SUB-ADVISERS

     Pursuant to a Sub-Advisory Agreement between the Adviser and Navellier Portfolio Management, effective February 1, 1996, Navellier Portfolio Management, Inc. serves as Sub-Adviser to the Growth Portfolio. In this capacity, Navellier, subject to the supervision and control of the Adviser and the Trustees of the Growth Portfolio, will manage the Growth Portfolio's portfolio investments, consistently with such Portfolio's investment objective, and will execute any of the Growth Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by the Adviser. As compensation for its services, the Adviser will pay the Sub-Adviser at the annual rate of 0.48 of 1% of the average daily net assets of the Growth Portfolio.

     The Sub-Adviser is wholly owned and controlled by its sole stockholder, Louis G. Navellier. The Sub-Adviser's address is 1 East Liberty, Third Floor, Reno, NV 89301. The Sub-Advisory Agreement was approved by the Trustees of the Portfolio on December 1, 1995, and by vote of shareholders of the Portfolio on January 31, 1996. The Sub-Advisory Agreement may be terminated without payment of any penalty by the Adviser, the Sub-Adviser, the Trustees of the Portfolio or the shareholders on not more than 60 nor less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Growth Portfolio, or the vote of a majority of the outstanding voting securities of the Growth Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of Growth Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

     Pursuant to a Sub-Advisory Agreement between Northstar and Brandes Investment Partners, L.P. ("Brandes"), dated July 24, 1997, Brandes acts as Sub-Adviser to the Portfolio. In this capacity, Brandes, subject to the supervision and control of Northstar and the Trustees of the Portfolio, will manage the Portfolio's portfolio investments, consistently with their investment objective, and will execute any of the Portfolio's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement will accrue daily and be paid monthly by Northstar. As compensation for its services, Northstar will pay Brandes at the annual rate of 50% of the management fee that the Portfolio pays Northstar. Brandes' address is 12750 High Bluff Drive, San Diego, California 92130. Charles Brandes, who controls the general partner of Brandes, serves as one of the managing directors of Brandes. The Sub-Advisory Agreement for the Portfolio was approved by the Trustees of the Portfolio on April 24, 1997. The Sub-Advisory Agreement may be terminated without payment of any penalty by Northstar, Brandes, the Trustees of the Portfolio, or the shareholders of the Portfolio on not more than 60 days and not less than 30 days prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Portfolio, or the vote of a majority of the outstanding voting securities of the Portfolio, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of the Portfolio who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

                                NET ASSET VALUE


     The net asset value per share of each Portfolio will be determined at the close of the general trading session of the New York Stock Exchange (the "Exchange"), on each business day the Exchange is open. The Exchange is scheduled to be closed on New Year's Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Portfolio is computed by dividing the value of such Portfolio's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Portfolio outstanding. See the Trust's current Prospectus for more information.




                PURCHASES, REDEMPTIONS AND EXCHANGE TRANSACTIONS


     For information on purchases and redemptions of shares, see "Purchase of Shares" and "Redemption of Shares" in the Trust's Prospectus. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Portfolios; or (iv) at any other time when the Portfolios may, under applicable laws and regulations, suspend payment on the redemption of their shares.

     Shares of any Portfolio may be exchanged for shares of any other Portfolios. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective net asset value per share of each Portfolio on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

     Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Portfolio, and should refer to the prospectus for the Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate account that invest in the Portfolios.

     The Trust reserves the right to discontinue offering shares of one or more Portfolios at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by the insurance company to such Portfolio will be invested in the fixed account portfolio or any successor to such portfolio.



                          DIVIDENDS AND DISTRIBUTIONS


     Net investment income of the Northstar High Yield and Multi-Sector Bond Portfolios is declared as dividends daily and paid quarterly. For the Northstar Growth, International Value and Income and Growth Portfolios, net investment income will be declared and paid quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Portfolio will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.



                           FEDERAL INCOME TAX STATUS


     Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Accordingly, a Portfolio generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains.

     Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares, are included in the gross income of the shareholder (Variable Account). Distributions of investment company taxable income are treated as ordinary income for tax purposes in the hands of a separate account. Net capital gains designated as capital gain distributions by a Portfolio will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to the shareholder of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to the Variable Account in the calendar year in which they are declared, rather than the calendar year in which they are received. Tax consequences to the Variable Contract Owners are described in the prospectus for the Variable Account.


     If a Portfolio invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Portfolio's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Portfolio actually receives any distributions from the PFIC, investors in the Portfolio would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Portfolio's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.

     Certain requirements relating to the qualification of a Portfolio as a regulated investment company under the Code may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts. In addition, certain Portfolio investments may generate income for tax purposes which must be distributed even though cash representing such income is not received until a later period. To meet its distribution requirements, the Portfolio may in those circumstances be forced to raise cash by other means, including borrowing or disposing of assets at a time when it may not otherwise be advantageous to do so.

     To comply with regulations under Section 817(h) of the Code, each Portfolio generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Portfolio to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Portfolio fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

     In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by a separate account. If the Variable Contract Owner is considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the Portfolio underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a Portfolio representing a specific economic risk may also be prescribed. These future rules and regulations proscribing investment control may adversely affect the ability of the Portfolios to operate as described in this Prospectus. There is, however, no certainty as to what standard, if any, Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application. In the event that unfavorable rules or regulations are adopted, there can be no assurance that these or other Portfolios will be able to operate as currently described in the Prospectus, or that a Portfolio will not have to change its investment objectives, investment policies, or investment restrictions. While a Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Portfolios underlying the Variable Account.


     Reference is made to the prospectus of the Variable Account for information regarding the federal income tax treatment of distributions to the Variable Account.

                             TRUSTEES AND OFFICERS


     The Trustees and principal Officers of the Portfolios and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers of the Portfolios is c/o Northstar Investment Management Corporation, Two Pickwick Plaza, Greenwich, CT 06830. "A" signifies a member of the Audit Committee, and "V" signifies a member of the Valuation Committee, of the Board.

     John Turner* -- Trustee and Chairman. Age: 58.

  Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. ("ReliaStar Life") since May 1993, and Chairman of other ReliaStar affiliated insurance companies since 1995. Prior to May 1993, President and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life. Director of Northstar and affiliates and Trustee and Chairman of other Northstar affiliated investment companies.


     Mark L. Lipson* -- Trustee and President. Age: 48
  Director, Chairman and Chief Executive Officer of Northstar Investment Management Corporation and Northstar Holding, Inc. Director and President of Northstar Administrators Corporation and Northstar Funding, Inc. and Director, Chairman, Chief Executive Officer of Northstar Distributors, Inc. Trustee and President of other Northstar affiliated investment companies. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.

     Paul S. Doherty -- Trustee. (A). Age: 63

  President, Doherty, Wallace, Pillsbury and Murphy, P.C., Director, Tambrands, Inc. Trustee of other Northstar affiliated investment companies.


     Robert B. Goode, Jr. -- Trustee. (V). Age: 67

  Retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Trustee of other Northstar affiliated investment companies.


     Alan R. Gosule -- Trustee. (A). Age: 57

  Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Company.


     Walter H. May, Jr. -- Trustee. (A). Age: 61

  Retired. Former Marketing Director for Piper Jaffray, Inc.


     David W.C. Putnam -- Trustee. (V). Age: 58

  President and Director of F.L. Putnam Securities Company F.L. Putnam Investment Management Co., Interstate Power Co., Trust Realty Corp. and Bow Ridge Mining Co; Director of Anchor Investment Management Corp; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.


     John R. Smith -- Trustee. (A). Age: 74

  President (since 1991) of New England Fiduciary Company; Chairman (since
1987) Massachusetts Educational Financing Authority; Vice Chairman of Massachusetts Health and Education Authority, and former Financial Vice President of Boston College (1970-1991).


     David W. Wallace -- Trustee. (A)(V). Age: 73

  Chairman of FECO Engineered Systems, Inc., Lone Star Industries and Putnam Trust Company. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation, and Chairman and Director/Trustee of the National Affiliated Investment Companies. Trustee of other Northstar affiliated investment companies.

     Thomas Ole Dial -- Vice President. Age: 41
  Executive Vice President and Chief Investment Officer- Fixed Income of Northstar Investment Management Corporation. From 1989 to August 1993, Executive Vice President and Chief Investment Officer- Fixed Income of National Securities & Research Corporation. From 1988 to 1989, President, Dial Capital Management. Vice President of other Northstar affiliated investment companies.

     Geoffrey Wadsworth -- Vice President. Age: 54

  Vice President of Northstar Investment Management Corporation and Portfolio Manager. Former Vice President and Portfolio Manager of National Securities & Research Corp. Vice President of other Northstar affiliated investment companies.


     Agnes Mullady -- Vice President and Treasurer. Age: 39

  Senior Vice President and Chief Financial Officer of NIMC, Senior Vice President and Treasurer of Northstar Administrators Corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993 Treasurer and Vice President of National Securities & Research Corporation. Vice President and Treasurer of other Northstar affiliated investment companies.
---------

     * Messrs. Turner and Lipson are each deemed to be an "interested person" within the meaning of the 1940 Act.

     NIMC and Northstar Administrators Corporation makes their personnel available to serve as Officers and "Interested Trustees" of the Portfolio. All Officers and Interested Trustees of the Portfolio are compensated by NIMC or Northstar Administrators Corporation. Trustees who are not "interested persons" of the adviser are paid an annual retainer fee of $500, meeting fees of $500 and committee fees of $500. The Funds also reimburse the Trustees for expenses incurred by them in connection with such meetings. Such fees are allocated evenly among the Portfolios. The Portfolios currently have an Audit Committee (members noted by (a), a Valuation Committee (members noted by (v), and a Nominating Committee consisting of all of the Independent Trustees. On March , 1998, no Officer or Trustee of the Portfolios, owned beneficially or of record or had an interest in shares of any Portfolio.


                               Compensation Table
                         Period Ended December 31, 1997





                                               Pension Benefits    Estimated Annual    Total Compensation
                               Compensation   Accrued as Part of     Benefits upon     from Funds (17) in
                                from Funds       Fund Expenses        Retirement      Northstar Complex(b)
                              -------------- -------------------- ------------------ ---------------------
Robert B. Goode, Jr ......... (a)14,500               0                   0                  15,000
Paul S. Doherty ............. (a)13,239               0                   0                  13,750
David W. Wallace ............ (a)13,239               0                   0                  13,750
Mark L. Lipson .............. (a)0                    0                   0                      --
John G. Turner .............. (a)0                    0                   0                      --
Alan L. Gosule .............. (a)14,988               0                   0                  15,500
David W.C. Putnam ........... (a)12,625               0                   0                  13,125
John R. Smith ............... (a)14,989               0                   0                  15,500
Walter H. May ............... (a)14,989               0                   0                  15,500

                             Individual Portfolio
                        Fiscal Year Compensation Tables





                           Income and   High Total   Growth +   International        High Total
                             Growth       Return       Value        Value       Return Portfolio II   Growth(c)   Special(c)
                          ------------ ------------ ---------- --------------- --------------------- ----------- -----------
Robert B. Goode, Jr .....     1,501        2,377       1,073         659                659             1,349       1,604
Paul S. Doherty .........     1,401        2,395         915         500                500             1,229       1,518
David W. Wallace ........     1,401        2,395         915         500                500             1,229       1,518
Mark L. Lipson ..........         0            0           0           0                  0                 0           0
John G. Turner ..........         0            0           0           0                  0                 0           0
Alan L. Gosule ..........     1,560        2,554       1,074         659                659             1,388       1,677
David W.C. Putnam .......     1,330        2,207         902         489                489             1,179       1,434
John R. Smith ...........     1,560        2,554       1,074         659                659             1,388       1,677
Walter H. May ...........     1,560        2,554       1,074         659                659             1,388       1,677




                                   Balance Sheet                                                 Government
                                 Opportunities(c)     High Yield(c)     Strategic Income(c)     Securities(c)
                                ------------------   ---------------   ---------------------   --------------
Robert B. Goode, Jr .........          1,193              1,528                1,223                1,334
Paul S. Doherty .............          1,052              1,432                1,085                1,212
David W. Wallace ............          1,052              1,432                1,085                1,212
Mark L. Lipson ..............              0                  0                    0                    0
John G. Turner ..............              0                  0                    0                    0
Alan L. Gosule ..............          1,211              1,591                1,244                1,371
David W.C. Putnam ...........          1,022              1,357                1,052                1,164
John R. Smith ...............          1,211              1,591                1,244                1,371
Walter H. May ...............          1,211              1,591                1,244                1,371


                               OTHER INFORMATION

     Independent Accountants. Coopers & Lybrand L.L.P. has been selected as the independent accountants for the Trust. Coopers & Lybrand L.L.P. will audit the Trust's annual financial statements and express an opinion thereon.


     Custodian/Accounting Services Agent. State Street Bank and Trust Company acts as custodian of the Portfolio's assets and performs fund accounting services.

     Reports to Shareholders. The fiscal year of the Trust ends on December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.


     Shareholder and Trustee Responsibility. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

     Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.


     Financial Statements. The Northstar Variable Trust's audited financial statements dated December 31, 1997 and the report of the independent accountants, Coopers & Lybrand, L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar Variable Trust for the year ended December 31, 1997.

     Registration Statement. A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

     Year 2000 Compliance. The services provided to the Portfolios by the Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Adviser, the Sub-Advisers, the Administrator and the Portfolios' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. Although there can be no assurances, the Portfolios believe these steps will be sufficient to avoid any material adverse impact on the Portfolios. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Adviser, Sub-Advisers, Administrator and the Portfolios' other service providers at this time but could have a material adverse impact on the operations of the Portfolios and the Adviser, Sub-Adviser, Administrator and the Portfolios' other service providers.





                            PERFORMANCE INFORMATION


     Each Portfolio may, from time to time, include its total return and the Northstar Multi-Sector Bond and Northstar High Yield Bond Portfolios may include their yields in advertisements or reports to shareholders or prospective investors. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Portfolios offer their shares.

     A. Total Return. Standardized quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Portfolio over periods of 1, 5 and 10 years (or up to the life of the Portfolio), calculated pursuant to the following formula: P(1 + T) to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Portfolio expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.

     The total return for each Portfolio, so calculated, for the period since inception of each Portfolio (May 6, 1994 for all Portfolios other than the International Value Portfolio, inception being August 8, 1997) and for the one year period ended December 31, 1997 is set forth below:





                                                      Since
                                                    Inception
                                         One Year  ----------
Growth Portfolio ......................    14.66%     17.79%
International Value Portfolio .........     1.30%      4.10%
Income and Growth .....................    15.81%     14.24%
Multi-Sector ..........................     6.15%      9.47%
High Yield ............................     9.00%     11.34%



     Performance information for the Portfolios may be compared in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio; (iv) well known monitoring sources of certficates of deposit performance rates such as Salomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     The Portfolio also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

     B. Yield. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b + 1)6 -1]
                                   ---------
                                      cd

     Where:

   a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount

     b = expenses accrued for the period (net of reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period


     To calculate interest earned (for the purpose of "a" above) on debt obligations, each Portfolio computes the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Portfolio's portfolio.

     Solely for the purpose of computing yield, the Portfolios recognize dividend income by accruing 1/360 of the stated dividend rate of a security in the portfolio.


     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.


     The yield for each of the Northstar Income and Growth Portfolio, Northstar Multi-Sector Bond Portfolio and Northstar High Yield Bond Portfolio, calculated, for the one month period ended December 31, 1997 was 3.83%, 7.60% and 7.54%, respectively.

     Quotations of yield or total return for the Portfolios will not take into account charges and deductions against the Variable Account to which the Portfolios' shares are sold or charges and deductions against the Variable Contracts issued by Northwestern National or its affiliates. The Portfolios' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period in which the calculations are based. Performance information should be considered in light of the Portfolios' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    APPENDIX

Description of Moody's Investors Service, Inc. ("MOODY'S") Corporate Bond
   Ratings

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


Description of Standard & Poor's Corporation's ("S&P") Corporate Debt Ratings

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
     Included in Part A: Financial Highlights for a share outstanding throughout the period May 6, 1994 (commencement of operations) through December 31, 1997.

     Included in Part B: The Audited Financial Statements as of December 31, 1997 for the fiscal year ended December 31, 1997, and the report of the Independent Accountants, including the following:

                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Portfolio of Investments
                    Notes to Financial Statements

      are incorporated in the Statement of Additional Information for the Trust by reference to the Annual Report to Shareholders for the Trust for the fiscal year ended December 31, 1997.

(b)       EXHIBITS  - NORTHSTAR VARIABLE TRUST

          8(a)      Amendment of Custody Agreement
          (10)      Opinion of Counsel
          (11)      Consent of Independent Public Accountants
          (12)      Annual Report to Shareholders
          (16)      Performance Information
          (27)      Financial Data Schedule (Ex-27)

----------------------------

ITEM  25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ReliaStar Life Insurance Company (formerly "Northwestern National Life Insurance Company") and Northern Life Insurance Company, and ReliaStar Bankers Security Life Insurance Co., which are affiliated through a common parent company, ReliaStar Financial Corp., on behalf of their respective separate accounts, together own a majority of the outstanding shares of the Trust. These insurance companies will vote shares of the Trust in accordance with instructions of contract owners having interests in these separate accounts.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

As of December 31, 1997, the Trust had three security holders.


ITEM 27.  INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

     (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)  by the court or other body approving the settlement or other disposition;
     or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF  INVESTMENT ADVISER

See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" Services of the Subadvisers, and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since July 31, 1994.


                 Position with          Other Substantial
                   Investment           Business, Profession
Name                Adviser             Vocation or Employment
----------------------------------------------------------------------------
John Turner         Director            Chairman and CEO, ReliaStar Financial
                                        Corp; Director of Northstar Affiliates;
                                        Trustee and Chairman, Northstar
                                        Affiliated Investment Companies.

John Flittie        Director            President, ReliaStar Financial Corp.
                                        Director, Northstar Affiliates.

Mark L. Lipson      Chairman/CEO        Director and Officer of Northstar
                    Director            Distributors, Inc., Northstar Administrators
                                        Corp. and Northstar, Inc. Trustee
                                        and President, Northstar Affiliated
                                        Investment Companies.

Robert J. Adler     Executive Vice      President, Northstar Distributors, Inc.
                    President, Sales
                    & Marketing

Thomas Ole Dial     Executive Vice      Vice President, Northstar Affiliated
                    President - Chief   Investment Companies, and Principal, TD
                    Investment Officer, Associates Inc.
                    Fixed Income

Geoffrey Wadsworth  Vice President/     Vice President - Northstar Affiliated
                    Investments and     Investment Companies.
                    Portfolio Manager



Ryan Johanson       Vice President-     Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager, Director of Global Market
                                        Risk Management, and Senior Manager
                                        of Banque Indosuez.

Jeffrey Aurigemma   Vice President -    Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager.

Michael Graves      Vice President      Vice President - Northstar Affiliated
                    Investments         Investment Companies and Portfolio
                                        Manager.

Agnes Mullady       Sr. Vice President  Vice President & Treasurer of Northstar
                    and CFO             Affiliates and the Northstar Affiliated
                                        Investment Companies.

Gertrude Purus      Vice President      Vice President Northstar Distributors and
                    Operations          Northstar Administrators Corp.



Stephen Vondrak     Vice President      Vice President - Northstar Distributors, Inc.
                    Sales/Marketing     Former Regional Marketing
                                        Manager with Roger Engemann
                                        and Associates from 1991-1994.

Mark Sfarra         Vice President -    Vice President - Northstar Distributors, Inc.
                    Marketing



Set forth below is a list of each officer and director of the subadvisers indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since
July 31, 1994.



Name and
Principal
Business Address         Principal Occupations During Past Two Years
----------------         --------------------------------------------
Brandes Investment
Partners, L.P.

The following are senior members of the investment committee:

Charles Howard           Business: Managing Partner, Brandes Investment
 Brandes, CFA            Partners, L.P., 5/96 to present; Managing Director,
12750 High Bluff Dr.     Brandes Investment Partners, Inc., 4/93 to 4/96.
San Diego, CA 92130


Jeffrey Atwood Busby,    Business: Managing Partner, Brandes Investment
 CFA                     Partners, L.P., 5/96-present; Managing Director,
12750 High Bluff Dr.     Brandes Investment Partners, Inc., 4/93- 4-96.
San Diego, CA 92130


Glenn Richard Carlson,   Business: Managing Partner, Brandes
 CFA                     Investment Partners, L.P., 5/96-present; Managing
12750 High Bluff Dr.     Director, Brandes Investment Partners, Inc., 4/93-4/96.
San Diego, CA 92130


William Andrew           Business: Principal, Brandes Investment Partners, L.P.,
 Pickering, CFA          5/1/96-present; Vice President, Brandes Investment
12750 High Bluff Dr.     Partners, Inc. 4/1/93-4/30/96.
San Diego, CA 92130


The following is a Managing Partner:

Barry Paul O'Neil        Business: Managing Partner, Brandes Investment
12750 High Bluff Dr.     Partners, L.P., 5/1/96-present; Managing Director,
San Diego, CA 92130      Brandes Investment Partners, Inc., 4/1/93-4/30/96.


Navellier and
Associates, Inc.

Louis Navellier          Principal, Director and President of Navellier Fund
1 East Liberty,          Management, Inc. Mr. Navellier is and has been the CEO
Third Floor              and President of Navellier & Associates Incorporated, an
Reno, NV 89501           investment management company since 1988, and has been publisher and editor of MPT Review from August 1987 to the present, and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through
                         July 1987. Mr. Navellier is also Trustee, President, and Treasurer of the Navellier Series Fund and CEO, President, Treasurer, and
                         Secretary of Navellier Management Inc., the Investment Adviser to
                         the Navellier Series Fund. Mr. Navellier is also CEO, President,
                         Secretary, and Treasurer of Navellier & Associates, Inc.,
                         Navellier Publications, Inc., MPT Review Inc., and Navellier
                         International Management Inc.




ITEM 29 . PRINCIPAL UNDERWRITER

There is no principal underwriter for Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co., located at 225 Franklin Street, Boston, MA 02110-2804 maintains such records as Custodian, Transfer Agent and Fund Accounting Agent, for the Trust and each Series:

     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4)  Shareholder Records


All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830 and the offices of the Subadvisers.


The addresses of the Subadvisers are as follows: Brandes Investment Partners, L.P., 12750 High Bluff Drive, San Diego, CA 92130 and Navellier and Associates, Inc., 1 East Liberty, 3rd Floor, Reno, NV 89501.



ITEM 31.  Management Services

Not Applicable

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 26th day of February, 1998.


                                   REGISTRANT

                              By:  MARK L. LIPSON
                                  --------------------------------------
                                   Mark L. Lipson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURES                    TITLE                    DATE

     JOHN G. TURNER           Chairman and              February 26, 1998
     John G. Turner*          Trustee


     MARK L. LIPSON           President  and            February 26, 1998
     Mark L. Lipson*          Trustee


     JOHN R. SMITH            Trustee                   February 26, 1998
     John R. Smith*


     PAUL S. DOHERTY          Trustee                   February 26, 1998
     Paul S. Doherty*


     DAVID W. WALLACE         Trustee                   February 26, 1998
     David W. Wallace*


     ROBERT B. GOODE, JR.     Trustee                   February 26, 1998
     Robert B. Goode, Jr.*

     WALTER MAY               Trustee                   February 26, 1998
     Walter May*

     ALAN L. GOSULE           Trustee                   February 26, 1998
     Alan L. Gosule*


     DAVID W.C. PUTNAM        Trustee                   February 26, 1998
     David W.C. Putnam*


     AGNES MULLADY            Principal Financial       February 26, 1998
     Agnes Mullady            and Accounting
                               Officer


     By:  /s/ AGNES MULLADY*
          Agnes Mullady
          Attorney-in-fact


*Executed pursuant to powers of attorney filed with PEA No. 4.

                                INDEX TO EXHIBITS

     Exhibit No. Under
     Part C of Form N-1A      Name of Exhibit                 Page Number Herein
     -------------------      ---------------                 ------------------

          1                   Form of Declaration of Trust (1)
           (a)                Form of Amendment to Declaration of Trust (2)
           (b)                Form of Amendment to Declaration of Trust (3)

          2                   Form of By-Laws (1)

          5(a)                Form of Advisory Agreement (1)

           (b)                Form of Subadvisory Agreement for Northstar Growth
                              Fund (1)
           (c)                Form of Subadvisory Agreement for Northstar
                              Income and Growth Fund (2)
           (d)                Form of Amendment to Investment Advisory
                              Agreement (3)
           (e)                Form of Subadvisory Agreement for Northstar
                              International Value Fund (3)
          8                   Form of Custody Agreement (1)
           (a)                Amendment to Custody Agreement

          9                   Form of Administrative Services
                              Agreement (1)

           (a)                Form of Amendment to Administrative Services
                              Agreement (3)

          10                  Opinion of Counsel

          11                  Consent of Independent Accountants

          12                  Annual Report to Shareholders

          16                  Performance Information

          17                  Powers of Attorney (1)

          27                  Financial Data Schedule (EX-27)

(1) Filed as part of PEA No. 4 and incorporated herein by reference.
(2) Filed as part of PEA No. 6 and incorporated herein by reference.
(3) Filed as part of PEA No. 8 and incorporated herein by reference.